SAYBROOK POINTE SAN JOSE, CA Nareit REITweek Conference Investor Presentation June 2019

CREATING VALUE OVER TIME: THE RECORD

Aimco's primary measure of long-term financial performance is Economic Income.

Measuring Aimco shareholder value creation by the per share change in Net Asset Value (NAV) plus Cash Dividends paid, Aimco Economic Income has compounded:

- Since IPO through 1Q 2019[1], at 14% annually; and
- Over the last five years, through 1Q 2019, at 10.6% annually, reflecting lower leverage and stable, full pricing for assets.

- Aimco publishes its NAV estimate semi-annually; as of 1Q 2019: NAV = $56 per share.

Aimco has produced solid results, demonstrated by:

Operations	Same Store operations, for the five years ending 2018: • Net Operating Income (NOI) CAGR ranking third among peers and 20 bps above peer average with a peer-leading Same Store expense CAGR, 60 bps lower than the nearest peer; • Peer-leading Same Store NOI margin of 74%, with 820 bps of margin expansion, 3.5x better than peer-average margin expansion of ~230 bps.
Redevelopment	• ~$1B of Redevelopment and Development spending over the five years ending March 2019, creating ~$400M of value.
Portfolio Management	• Sale of $3.2B of lower-rated assets over the five years ending March 2019; funding the purchase of $1.7B of properties, $1B of redevelopments and developments, $0.4B of share repurchases, and $0.1B of other net uses. • Exit from the affordable housing business. • Improved quality of earnings.
Balance Sheet	Improved the safety and flexibility of Aimco's Investment Grade balance sheet: • Maintained the safety of non-recourse amortizing debt and long duration weighted average maturity to minimize refunding risk. Aimco's refunding risk is the 3rd lowest of the peer group; 20 bps better than peer average.[2]; • Improved flexibility by: o Increasing revolving credit facility 33% to $800M; o Increasing pool of unencumbered properties from $0.4B to ~$3B. Because Aimco does not use corporate debt which requires the backing of such a pool, the entirety of these "hard assets" is available to secure access to "dry powder" even when capital markets are in distress.

(1) Represents Aimco's last published Net Asset Value of $56/sh at 3/31/2019 and share price at IPO as a proxy for NAV.
(2) Refunding risk is calculated as the average annual refunding exposure as a percentage of GAV as estimated by Green Street Advisors.

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CREATING VALUE OVER TIME: THE PROMISE

Going forward, Aimco maintains its commitment to excellence in operations, disciplined capital allocation per its paired trade philosophy, and a safe, flexible, and investment grade balance sheet. Through May, Aimco:

Operations	• Operations are tracking ahead of original expectations, accordingly Aimco is raising 2019 Same Store revenue and NOI guidance 20 basis points at the midpoint of their respective ranges.
Redevelopment	• Redevelopment is increasing annual spending YOY by ~40% to $225-$275M … targeting ~$100M of value creation to boost 2019 Economic Income.
Portfolio Management	• Maintains its disciplined capital allocation strategy through paired trades, while regularly looking for opportunistic transactions. • Maintains a portfolio diversified by geography and price point.
Balance Sheet	• Has a high quality of earnings with 98% of 2019 AFFO from "core real estate operations."(1) • Has no loan maturities remaining in 2019. Only 2% of total leverage is due in 2020. • Redeemed its 6.875% Class A perpetual preferred stock, lowering Aimco's cost of leverage.

(1) Earnings outside of "core real estate operations" represents AFFO contribution from Asset Management, historic tax credits, and other tax benefits.

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AIMCO’S EARNINGS QUALITY • The contribution from real estate operations to Aimco bottom line has increased steadily since the planned exit from the affordable and asset management businesses was announced in 2011, and is expected to be 98% of AFFO in 2019. o Aimco’s 2019 Same Store portfolio is expected to contribute an incremental $0.11, or 5% AFFO growth. o Other Earnings expected in 2019, defined as contributions from affordable, asset management, and tax related income, are forecast to be just 2% of AFFO, or $0.05 per share, down 90% over the same eight years. At the midpoint, 2019 AFFO guidance is $2.17 per share. • $2.12 from Core Earnings; seven-year CAGR = 16% • $0.05 from Other Earnings 4

OPERATIONS UPDATE 2019 SAME STORE UPDATE Through May, Aimco has: • Completed about 50% of leasing activity expected for the year; • Increased average daily occupancy (“ADO”) year-over-year by 80 bps; and • Improved blended lease rates year-over-year by 3.3%. CHANGES IN SAME STORE 1Q Apr May YTD RENTAL RATES 2019 2019 2019(1) Leases RENEWALS 5.2% 5.0% 5.3% 5.2% NEW LEASES 0.8% 1.6% 2.0% 1.4% WT. AVG. 2.9% 3.4% 3.7% 3.3% AVERAGE DAILY 97.0% 97.0% 97.0% 97.0% OCCUPANCY (“ADO”) 2019 SAME STORE GUIDANCE Based on results through May and with half of our leasing activity for 2019 now completed, Aimco updated its ranges for full year Same Store guidance to: New Prior FY 2019 FY 2019 REVENUE GROWTH 3.10% to 3.90% 2.80% to 3.80% +20 bps at the midpoint EXPENSE GROWTH 2.00% to 3.00% 2.00% to 3.00% No change NOI GROWTH 3.10% to 4.50% 2.70% to 4.50% +20 bps at the midpoint (1) May leasing data is updated as of 5/31/2019, and is considered preliminary, actual results published with the 2Q 2019 Earnings Release may differ. 5

INNOVATION & PRODUCTIVITY

- **Focus on efficient, productive operations:** Aimco uses Controllable Operating Expenses ("COE"), defined as property level expenses before taxes, insurance, and utilities, as one measure of operating efficiency.
  - 2019 COE growth expected to be **50 bps**.
  - For the five years ended 2018, Aimco COE growth was **1.1%**, ***100 bps below peer average***.[1]
  - For the ten years ended 2018, Aimco COE growth was **flat**.

- **Innovation is the foundation of Aimco cost control efforts. Innovative activities include:**
  - **Redesign work:** moving administrative tasks to the Shared Service Center to reduce cost and allows site teams to focus on sales and service.
  - **Standardize processes and purchases:** reducing complexity, and increasing volume discounts.
  - **Invest consistently:** focus on total lifecycle costs by installing more durable in-unit materials such as plank flooring instead of carpet, and granite countertops instead of laminate.
  - **Leverage Technology:** meet today's customer preference for on-line self-service and convenience, while also reducing costs through such innovations as software controls, package lockers, and smart home technology.


Same Store Expense Growth
2013 - 2018
120
115
110
105
100
95
2013
2014
2015
2016
2017
2018
CAGR
3.1% Peer Avg
2.0% Aimco
1.1% Aimco COE

(1) Peer group consists of AVB, CPT, EQR, ESS, and UDR. Peer average COE is calculated, per Aimco's COE definition, as the CAGR of peer averages. SS Expense breakout is not publicly reported by MAA in 2014, therefore it was excluded from the 5-year average. For the four years ended 2018, Aimco COE growth was 1.3%, 70 bps below peer average (including MAA).

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REDEVELOPMENT

REDEVELOPMENT PROVIDES CONSISTENT VALUE CREATION

- Over the past five years, Aimco spent $1B on Redevelopment and Development, creating ~$400M of value.
- In 2019, Aimco plans to spend $225-$275M on Redevelopment and Development, targeting 40% value creation or $100M.
  - Of the planned spending for 2019, two-thirds represents projects that are currently in-process including Parc Mosaic, Flamingo, The Fremont, Elm Creek, as well as other smaller projects.
  - The remaining one-third of 2019 spending is expected from new starts taken from Aimco's deep redevelopment pipeline, including 707 Leahy which was announced with the 1Q 2019 Earnings Release.

2019/2020 POTENTIAL REDEVELOPMENT PROJECTS



MINNEAPOLIS
Calhoun Beach Club
(Expanded Scope)
DENVER
Anschutz Expansion
(Additional Phases)
NEW YORK CITY
East 88th & 2nd Ave
PHILADELPHIA
Chestnut Hall
GREATER WASHINGTON, DC
Bent Tree
GREATER LA
Villas at Park La Brea
SAN DIEGO
Mariner's Cove
MIAMI
Bay Parc
(Additional Phases)
Flamingo Point
(Additional Phases)

The menu shown above is representative of the communities whose redevelopment or development is being considered in 2019. Actual projects and their scope will differ depending on approvals.

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REDEVELOPMENT CYCLE

SMALL PHASE REDEVELOPMENTS - INVENTORY MANAGEMENT

- When practical, Aimco prefers small phase redevelopments which provide optionality to improve its offering and flexibility to adjust volume to market demand.
- Managing inventory to meet demand allows for predictable NOI growth proportional to value creation.

MAJOR REDEVELOPMENTS

- Aimco engages in “large phase” or major redevelopment when the scope of the project, or structure of the community, requires investment in larger building systems or common areas.
- Major redevelopments have comparable value creation, but their longer cycle time increases risk and current period earnings dilution.

REDEVELOPMENT CYCLE

- Aimco Economic Income based on value creation is generally consistent over time, while current period contribution to AFFO is more volatile, often reduced during construction and until the community is stabilized, as described below.

Stabilized Pre-Construction

Value Creation Opportunity
- Based on location and ability to reposition the asset in the market

AFFO Growth Opportunity
- Stabilized NOI, with the potential to outpace the market through repositioning

Current Example
- 88th and 2nd Ave

Construction Phase

Initial Value Creation
- GAV is created as redevelopment dollars are spent

AFFO Dilution
- Down units and disruption to leasing from construction, partially offset w/ capitalized interest

Current Example
- 707 Leahy

Lease-Up

Continued Value Creation
- GAV increases as construction is completed and lease-up begins

AFFO Dilution
- Vacancy during lease up, increased marketing expenses, and minimal or no capitalized interest offset

2019 Lease-Ups
- Parc Mosaic (2Q19 Initial Occupancy)

Post Redev NOI Stabilization

Value Creation Fully Realized
- Full accretion from investment and incremental value creation

Full AFFO Earnings
- Maximized earnings potential through intentional community design, targeted marketing, and successful repositioning
- Achieved up to 2 years after construction completion

Current Example
- The Sterling

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PORTFOLIO MANAGEMENT 2018 & 2019 YTD CAPITAL ALLOCATION • Since the beginning of 2018, Aimco has sold ~$1 billion of real estate, these were lower-rated communities in less desirable submarkets. • Aimco reinvested these proceeds in communities located in more attractive submarkets and with higher expected FCF IRRs. Property Share Total Property Spread on Acquisitions Buyback Investment Sales Reinvestment Proceeds / Investment $563M $394M $957M $941M ($16M) NOI Cap Rate 5.3% 5.6% 5.4% 5.2% +20 bps FCF Cap Rate 4.9% 5.2% 5.1% 4.7% +40 bps FCF IRR 8.5% 8.0% 8.3% 6.5% +180 bps Average Rent per Unit $2,021 $2,055 $2,039 $1,512 +$527 • In 2018, Aimco also sold its Asset Management business for $300M. The Asset Management 2019 FCF yield would have been 9%, but this was a low quality income stream that would decrease to zero in 2025. 9

PORTFOLIO MANAGEMENT 2019 CAPITAL PLANS Aimco allocates capital in accordance with its FCF IRR paired-trade discipline and on a leverage-neutral basis. Aimco considers unlevered risk- Aimco considers portfolio implications Aimco considers its cost of unlevered adjusted returns from a menu of capital and execution risks such as: equity capital, including: uses including: • Capital Enhancements • Geographic market concentrations • Sale of lower-rated properties • Redevelopment • Price point concentrations • Sale of partial interests in higher- • Development • Competitive new supply rated properties • Acquisitions • Entitlement risk • Issuance of shares or OP units • Leverage reduction • Construction risk • Share buybacks • Lease-up risk 10

PORTFOLIO MANAGEMENT 2019 CAPITAL PLANS (cont.) • Aimco continues to be active in the pursuit of value-creating opportunities both inside and outside its portfolio. o Future transactions, while opportunistic, are expected to reflect expectations similar to previous Aimco transactions, such as: Capital Allocation Category Description Aimco Example Covered-land plays Land value that approaches or exceeds the current Eastpointe/Parc Mosaic developed value. Under-managed communities Communities that benefit from Aimco’s peer-leading Bent Tree & Avery Row operational platform and management. OP unit transactions Estate planning where Aimco’s REIT platform offers Philadelphia portfolio benefit to the seller. Acquisition of new construction Aimco bears lease-up risk but no construction risk. Vivo Stock buybacks Selling assets at market prices to reinvest in the AIV has existing authorization to Aimco portfolio at a meaningful discount to NAV. repurchase 10.6M shares 11

HIGH QUALITY BALANCE SHEET AIMCO LIMITS RISK THROUGH BALANCE SHEET STRUCTURE • Manage refunding risk with low leverage: • 31% LTV at 1Q 2019 • 25% LTV subject to refunding after consideration of annual amortization, funded through retained earnings, and perpetual preferred securities • 2.8% average annual refunding risk as a percent of asset value • Limit entity risk: • Finance primarily with non-recourse property debt and preferred equity: 99% • Increase financial flexibility: • Ample available credit: $800M revolving credit facility up by one-third from $600M a year ago, with $723M available at 1Q 2019 • A pool of unencumbered properties: Valued at ~$3B, up by more than half from $2B a year ago. • Maintain investment grade rating as confirmation of the safety of Aimco’s balance sheet 12

HIGH QUALITY BALANCE SHEET Since January 2018, through refinancing activity, Aimco has Refunding risk is lower than total leverage due to principal lowered the weighted average interest rate on its property debt amortization paid from retained earnings. by 52 bps and extended the duration of this debt. By growing the value of its unencumbered properties, Aimco has improved the safety and flexibility of its balance sheet. (1) $247M of property debt is payable at par in 2020 but does not mature until 2021; Aimco intends to repay this debt in 2020. (2) Aimco’s revolving credit facility matures in January 2022. 13

TEAM AND CULTURE Focus intentionally on a collaborative and productive culture based on respect for others, personal responsibility, reinforced by a preference for promotion from within based on talent development and succession planning to produce a strong, stable team that is the enduring foundation of Aimco success. TEAM ENGAGEMENT • Out of hundreds of participating companies, Aimco is one of only seven recognized as a "Top Place to Work" in Colorado for each of the past seven years. • For the past five years, Aimco team engagement scores, on a 1 to 5 scale, have averaged better than 4. TALENT AND SUCCESSION PLANNING • In 2018, Aimco invested $1.9M in team member training and development. • Aimco prefers promotion from within and maintains a talent pipeline for every executive officer position, including the CEO. • Aimco plans in advance for succession. Positions are filled considering the business strategy and needs at the time of a vacancy, with the candidates’ skills, experience, expertise, leadership, and fit. • The Aimco Board of Directors participates actively in succession planning and reviews in detail the executive talent pipeline and candidate development annually. Further, the Board engages directly and regularly with executive officers and the candidates for their succession. 14

AIMCO SENIOR LEADERSHIP TEAM

Aimco benefits from a long-tenured team with an average of 15 years of Aimco service.



Paul Beldin
EVP &
Chief Financial Officer
11 Years



John Bezzant
EVP &
Chief Investment Officer
12 Years



Lisa Cohn
EVP &
General Counsel
16 Years



Terry Considine
Chairman &
CEO
44 Years



Miles Cortez
EVP &
Chief Administrative Officer
17 Years



Steve Crane
Real Estate Tax
16 Years



Matt Eilen
Property Operations Finance
9 Years



Michael Englhard
Redevelopment
Construction Services
6 Years



Patti Fielding
EVP: Debt & Treasurer
President:
Aimco Investment Partners
22 Years



Richard Hawthorne
Redevelopment
Construction Services
11 Years



Kristina Howe
Property Operations
& Marketing
17 Years



Jennifer Johnson
Human Resources
14 Years



Keith Kimmel
EVP
Property Operations
17 Years



Didi Meredith
Property Operations
West Operations
13 Years



Leann Morein
Compliance
24 Years



Kevin Mosher
Property Operations
East Operations
11 Years



Wes Powell
EVP
Redevelopment
15 Years



Patti Shwayder
Government Relations
& Communications
16 Years



Martin Sprang
Asset Quality &
Service
12 Years



Lynn Stanfield
EVP Finance & Tax
17 Years



Andrea Young
IT
New Hire

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POTENTIAL 2019 RISKS Aimco regularly assesses risks that may impact its business and takes prudent precautions to ensure that the company is well-positioned. Mitigating Factors • Aimco maintains a portfolio that is diversified by geography and price point to mitigate the New Supply impact of competitive new supply. Aimco exposure to new supply is expected to be less in 2019 than in 2018 and is discussed on pg. 17. • Aimco resident retention was 56% for the twelve months ended March 31, 2019, (up 150 U.S. Economy bps YOY) limiting the impact of new lease pricing if rental demand were to decline nationally. • Aimco has limited exposure to rising interest rates: $3.7B (92% of total leverage) is fixed- Interest Rates rate for a weighted average term of 8.9 years; only ~$575M of property loans (14% of total leverage) mature by 2021. • Aimco government affairs and legal teams work directly with federal, state, and local governments and also through industry groups to make government decision making, relevant to Aimco business, better informed, for example: Aimco teams participated in the industry coalition that opposed Prop 10 in California in Political Risk o 2018 and continue to work with various groups in several states to defeat onerous rent control measures. • Aimco works with federal, state and local governments to protect the right of property owners to select their residents and their neighbors. 16

EXPOSURE TO NEW SUPPLY

- Aimco considers competitive new supply to be significant primarily to "A" price point communities in submarkets with completions projected to be more than 2.0% of existing stock. Based on third-party forecasts of new supply, Aimco properties representing 19% of GAV may be so affected in 2019, down from 23% at the beginning of 2018.

- Even where markets face elevated new supply, the quality of the Aimco offering or its location, or an increase in local demand (for example from job growth), can reduce or offset the impact of new supply.

Market	Submarket	% Aimco GAV Invested in "A" Submarket Graded Communities	2019 Completions as a % of Stock(1)	2019 New Jobs per Unit Completed(2)	Aimco Specific Mitigating Factors
Los Angeles	Mid-Wilshire	8.9%	2.0%	3	Deliveries delayed from 2018 have caused this submarket to screen at our elevated supply threshold.
Philadelphia	Center City	6.5%	3.9%	7	New supply pressure continues; however it is declining from 2018 and strong job growth suggests supply should be absorbed.
Chicago	Central DuPage County	0.9%	2.4%	5	New supply outlook for 2019 is lower than in 2018; and new jobs data suggests 2019 supply should be absorbed.
Minneapolis	Uptown/St. Louis Park	0.9%	2.1%	6	New supply is declining from 2018; and new jobs data suggests 2019 supply should be absorbed.
Denver	Littleton	0.4%	5.2%	3	New supply is expected to be elevated; however, it is expected to be a different product type with appeal to a different customer, i.e., mostly 1-bedroom units vs. Aimco's townhome community.
Atlanta	Midtown Atlanta	0.5%	7.0%	6	New supply completions are expected to continue into 2019 and to pressure rents at Aimco properties.
Nashville	West Nashville	0.4%	5.9%	5	New supply completions are expected to continue into 2019 and to pressure rents at Aimco's property.
Washington D.C.	North Arlington	0.2%	3.6%	6	New supply completions are expected to pressure rents at Avery Row, Aimco's newest acquisition, however this is a 67-unit property, currently 97% occupied with only ~20 new leases expected in 2019.
Total % of Aimco GAV Exposed		18.7%			

Declining Supply Outlook | Continuing High Supply | Increasing Supply Outlook

- In addition, certain Aimco communities, although graded "B" in their submarkets, face supply pressure based on the proximity of new product being delivered, e.g. Yacht Club in Miami and 3400 Avenue of the Arts in Orange County, which both have lease-ups directly across the street.

(1) Based on submarket data for deliveries in 2019 as a percentage of 1Q19 forecasted stock as of 1Q 2019, available from Axio/MPF Research.
(2) Employment figures are based on market data as reported by Green Street Advisors (Apr 2019). As a rule of thumb, at least five new jobs are necessary to absorb one unit of new supply.

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WHY INVEST IN AIMCO? • Best-in-Class Operations: Lower resident turnover through intentional focus on customer selection and satisfaction drives peer- leading margins. • Paired-Trade Capital Allocation Discipline: Aimco adheres to a disciplined paired-trade strategy comparing expected unlevered returns on all of its capital allocation uses to the expected unlevered costs of capital. • Aimco invests at FCF IRRs of >10% up to 3% of its GAV annually in repositioning existing properties and constructing new ones, adding on average, $0.40 to Net Asset Value for every dollar invested in the last 5 years. • Since 2016, notwithstanding a fully priced market, Aimco has made $1.3B of opportunistic acquisitions where Aimco had a comparative “advantage” that provided outsized value creation. o Indigo, Palazzo (reacquisition of 47% interest from JV partner), Bent Tree Apartments, Philadelphia portfolio, and Avery Row; o These acquisitions, funded with paired trade sales, increased expected FCF IRR by ~300 bps. • Geographically Diversified: Targeting 12 of the largest markets in the nation, including the only publicly traded apartment REIT with significant investments in Philadelphia and Miami. • Safe and Flexible Balance Sheet: Aimco is the only REIT in its peer group that primarily uses safe, non-recourse, property level financing while maintaining an investment grade rating as confirmation of the safety of its balance sheet. 18

FORWARD LOOKING STATEMENTS & OTHER INFORMATION This presentation contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements regarding projected results and specifically forecasts of 2019 expectations, including but not limited to: AFFO and selected components thereof; Aimco redevelopment and development investments and projected value creation from such investments; Aimco refinancing activities; and Aimco liquidity and leverage metrics. These forward-looking statements are based on management’s judgment as of this date, which is subject to risks and uncertainties. Risks and uncertainties include, but are not limited to: Aimco’s ability to maintain current or meet projected occupancy, rental rate and property operating results; the effect of acquisitions, dispositions, redevelopments and developments; Aimco’s ability to meet budgeted costs and timelines, and achieve budgeted rental rates related to Aimco redevelopments and developments; and Aimco’s ability to comply with debt covenants, including financial coverage ratios. Actual results may differ materially from those described in these forward-looking statements and, in addition, will be affected by a variety of risks and factors, some of which are beyond Aimco’s control, including, without limitation: • Real estate and operating risks, including fluctuations in real estate values and the general economic climate in the markets in which Aimco operates and competition for residents in such markets; national and local economic conditions, including the pace of job growth and the level of unemployment; the amount, location and quality of competitive new housing supply; the timing of acquisitions, dispositions, redevelopments and developments; and changes in operating costs, including energy costs; • Financing risks, including the availability and cost of capital markets’ financing; the risk that cash flows from operations may be insufficient to meet required payments of principal and interest; and the risk that earnings may not be sufficient to maintain compliance with debt covenants; • Insurance risks, including the cost of insurance, and natural disasters and severe weather such as hurricanes; and • Legal and regulatory risks, including costs associated with prosecuting or defending claims and any adverse outcomes; the terms of governmental regulations that affect Aimco and interpretations of those regulations; and possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of apartment communities presently or previously owned by Aimco. In addition, Aimco’s current and continuing qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code and depends on Aimco’s ability to meet the various requirements imposed by the Internal Revenue Code, through actual operating results, distribution levels and diversity of stock ownership. Pursuant to its existing authority to repurchase up to an additional 10.6M shares, the company may make repurchases from time to time in the open market or in privately negotiated transactions at the company’s discretion and in accordance with the requirements of the SEC. The timing and amount of repurchases, if at all, will depend on market pricing as well as other conditions. Readers should carefully review Aimco’s financial statements and the notes thereto, as well as the section entitled “Risk Factors” in Item 1A of Aimco’s Annual Report on Form 10-K for the year ended December 31, 2018, and the other documents Aimco files from time to time with the Securities and Exchange Commission. These forward-looking statements reflect management’s judgment as of this date, and Aimco assumes no obligation to revise or update them to reflect future events or circumstances. This presentation does not constitute an offer of securities for sale. Glossary & Reconciliations of Non-GAAP Financial and Operating Measures Financial and operating measures discussed in this document include certain financial measures used by Aimco management, that are measures not defined under accounting principles generally accepted in the United States, or GAAP. Certain Aimco terms and Non-GAAP measures are defined in the Glossary and Reconciliations of Non-GAAP Financial and Operating Measures included in Aimco’s First Quarter 2019 Earnings Release dated May 2, 2019. 19